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                                                                    EXHIBIT 10.3


                             CT COMMUNICATIONS, INC.
                 AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT


CT Communications, Inc, a North Carolina corporation (the "Company"), hereby grants shares of its common stock (the "Stock") to the Grantee named below, subject to the vesting conditions set forth in the attachment. Additional terms and conditions of the grant are set forth in this cover sheet, in the attachment and in the Company's Amended and Restated 2001 Stock Incentive Plan (the "Plan").

Grant Date:________, 2004

Name of Grantee: _____________

Grantee's Social Security Number:  _____-____-_____

Number of Shares of Stock Covered by Grant:  ________




         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY'S HUMAN RESOURCES DEPARTMENT UPON REQUEST. YOU ACKNOWLEDGE THAT YOU HAVE CAREFULLY REVIEWED THE PLAN, AND AGREE THAT THE PLAN WILL CONTROL IN THE EVENT ANY PROVISION OF THIS AGREEMENT SHOULD APPEAR TO BE INCONSISTENT.


Grantee:
           ---------------------------------------------------------------------
                                      (Signature)

Company:
           ---------------------------------------------------------------------
                                      (Signature)

           Title:
                   -------------------------------------------------------------


Attachment

           This is not a stock certificate or a negotiable instrument.



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                             CT COMMUNICATIONS, INC.
                 AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT


RESTRICTED STOCK/          This grant is an award of Stock in the number of
NONTRANSFERABILITY         shares set forth on the cover sheet, subject to the
                           vesting conditions described below ("Restricted
                           Stock"). To the extent not yet vested, your Restricted Stock may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Restricted Stock be made subject to execution, attachment or similar process.

ISSUANCE AND VESTING       The Company will issue your Restricted Stock in your
                           name as of the Grant Date.

                           Your right to the Stock under this Restricted Stock grant vests effective _________________.

                           No shares of Stock will vest after your Service has terminated for any reason except as otherwise provided in this Agreement with regard to death, Disability or Retirement.

FORFEITURE OF              In the event that your Service terminates for any
UNVESTED STOCK             reason other than your death, disability or
                           Retirement (as defined in this Agreement) prior to the date the Restricted Stock becomes vested, you will forfeit all of the unvested shares of Restricted
                           Stock to the Company. For purposes of this Agreement, "Retirement" means a termination of Service determined by the Board in its sole discretion to be a "Retirement."

TERMINATION OF SERVICE     In the event that your Service terminates because of
BECAUSE OF                 your death, disability or Retirement, your right to
DEATH, DISABILITY,         the Stock under this Restricted Stock grant shall
OR RETIREMENT              become fully vested upon your termination of Service.

ISSUANCE OF STOCK          After such time as your interest in the Restricted
CERTIFICATES               Stock vests as described above, the certificates for
                           the shares shall be delivered to you.





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WITHHOLDING TAXES          You agree, as a condition of this grant, that you
                           will make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the vesting of Stock acquired under this grant. In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the vesting of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any Affiliate.

SECTION 83(b)              Under Section 83 of the Internal Revenue Code of
ELECTION 1986, as amended (the "Code") the fair market value of the Stock on the date the forfeiture restrictions applicable to such shares lapse (i.e., when the shares vest) will be reportable as ordinary income at that time. You may elect to be taxed at the time the shares are acquired rather than when such shares cease to be subject to such forfeiture restrictions by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date. You will have to make a tax payment based on the fair market value of the shares on the Grant Date. The form for making this election is attached as Exhibit A hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you at the time the forfeiture restrictions lapse.

                           YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY 83(b) ELECTION.

RETENTION RIGHTS           This Agreement does not give you the right to be
                           retained by the Company (or any Parent or Affiliates) in any capacity. The Company (and any Parent or Affiliates) reserve the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS         You have the right to vote the Restricted Stock and
                           to receive any dividends declared or paid on such stock. Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto. The



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                           Company may in its sole discretion require any
                           dividends paid on the Restricted Stock to be reinvested in shares of Stock, which the Company may in its sole discretion deem to be a part of the shares of Restricted Stock and subject to the same conditions and restrictions applicable thereto. Except as described in the Plan, no adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued.

ADJUSTMENTS                In the event of a stock split, a stock dividend or a
                           similar change in the Company stock, the number of shares covered by this grant may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your Restricted Stock shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

APPLICABLE LAW             This Agreement will be interpreted and enforced under
                           the laws of the State of North Carolina, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

THE PLAN The text of the Plan is incorporated in this Agreement by reference. CERTAIN CAPITALIZED TERMS USED IN THIS AGREEMENT ARE DEFINED IN THE PLAN, AND HAVE THE MEANING SET FORTH IN THE PLAN.

                           This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of Restricted Stock. Any prior agreements, commitments or negotiations concerning this grant are superseded.

         BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.




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                                   EXHIBIT A

                         ELECTION UNDER SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE

         The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

         1.    The name, address and social security number of the undersigned:

               Name:
                    ------------------------------------------------------------
               Address:
                       ---------------------------------------------------------

               Social Security No. :
                                    --------------------------------------------

         2. Description of property with respect to which the election is being made:

               ______________ shares of common stock, CT Communications, Inc. a North Carolina corporation (the "Company").

         3. The date on which the property was transferred is ___________ __, _____ (i.e., the grant date).

         4.    The taxable year to which this election relates is calendar year
               ______.

         5.    Nature of restrictions to which the property is subject:

               The shares of stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

         6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ (i.e., the price per share of stock on the grant date).

         7.    The amount paid by taxpayer for the property was zero.

         8.    A copy of this statement has been furnished to the Company.

Dated:  _____________, _______



                                           -------------------------------------
                                           Taxpayer's Signature


                                           -------------------------------------
                                           Taxpayer's Printed Name


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                         PROCEDURES FOR MAKING ELECTION
                    UNDER INTERNAL REVENUE CODE SECTION 83(b)



         The following procedures MUST be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:

         1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Restricted Stock.

         2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Human Resources Department of the Company.

         3. YOU MUST FILE ANOTHER COPY OF THE ELECTION FORM WITH YOUR FEDERAL INCOME TAX RETURN (GENERALLY, FORM 1040) FOR THE TAXABLE YEAR IN WHICH THE STOCK IS TRANSFERRED TO YOU.